PREFERRED INCOME OPPORTUNITY FUND
INCORPORATED


Dear Shareholder:

     The Preferred Income Opportunity Fund had to contend with extraordinary market trends in the first half of fiscal 2000 as BOTH preferreds and Treasury bonds (on which our hedges are based) moved against us. The total return on the Fund's net asset value for the six months ended May 31, 2000, when market stresses were close to the worst seen either before or since, was -4.2%.

     The following chart shows the changes since the start of the fiscal year in the yields of traditional preferreds, hybrid preferreds and long-term Treasury bonds. The divergence between rising preferred yields and falling rates on Treasuries has widened the spread between preferred's and Treasuries' yields by roughly a full percentage point. Preferred yields are more representative of what has happened to interest rates in the real world. The lower yields (and higher prices) of Treasuries reflect the developing perception of a scarcity of those issues as federal budget surpluses are used to retire them.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               CHANGES IN YIELDS OF PREFERREDS AND TREASURY BONDS
                        November 30, 1999 - May 31, 2000

Date         Hybrid     Traditional    30 Year
           Preferreds   Preferreds  Treasury Bonds
11/30/1999        0           0            0
12/03/1999   -0.019           0         0.03
12/10/1999   -0.121       -0.05        -0.07
12/17/1999    0.112        0.20         0.15
12/24/1999    0.179        0.30         0.25
12/31/1999    0.175        0.30         0.25
01/07/2000    0.202        0.30         0.32
01/14/2000    0.281        0.40         0.46
01/21/2000    0.271        0.40         0.48
01/28/2000    0.098        0.35         0.21
02/04/2000    0.104        0.30         0.02
02/11/2000    0.311        0.50         0.05
02/18/2000    0.167        0.35        -0.08
02/25/2000    0.169        0.40        -0.08
03/03/2000    0.150        0.40        -0.10
03/10/2000    0.367        0.30        -0.06
03/17/2000    0.252        0.25        -0.23
03/24/2000    0.250        0.20        -0.23
03/31/2000    0.187        0.10        -0.39
04/07/2000    0.159        0.10        -0.53
04/14/2000    0.348        0.30        -0.44
04/20/2000    0.384        0.35        -0.41
04/28/2000    0.533        0.55        -0.27
05/05/2000    0.903        0.85        -0.04
05/12/2000    0.969        0.85        -0.03
05/19/2000    1.040        0.85        -0.02
05/31/2000    0.854        0.73        -0.19

     These market trends impacted the Fund in three principal areas:

(BULLET) THE PREFERRED PORTFOLIO produced a small negative total return as interest rates surged. Strange as it may sound, however, we were actually pleased that the portfolio performed as well as it did in a terrible market.

(BULLET) HEDGING was a big disappointment. Our hedges are, in effect, a "bet" against Treasury bonds. Normally, we expect the hedges to help us when yields rise, but Treasuries turned out to be immune to the latest general increase in interest rates. As a result, we incurred the cost of hedging without getting any payoff.

(BULLET) THE FUND'S LEVERAGE magnified the impact of the negative returns from preferreds and hedging. This is exactly what we should expect.

     "One swallow does not make a spring," but we should note that the coming of June brought a fairly dramatic improvement in market conditions. Interest rates have declined a bit. More importantly, though, the preferred market has come to life and has outperformed Treasuries for the first time in months. In the month of June, the returns for the Fund's fiscal year-to-date have improved by roughly 4 percentage points compared to the numbers shown in the opening paragraph.

     Looking forward, we see some positives, but there are also some questions. Preferreds seem quite attractive now in relation to the fixed income markets generally. Treasuries, however, are still groping for their proper place in the uncharted ground of shrinking national debt. We sense that the strength in Treasuries over the last several months may have created some excesses, but only time will tell for sure when Treasuries will settle into a stable relationship versus other fixed income securities.

     We strongly recommend that shareholders read carefully the Questions and Answers section that follows. It focuses on hedging and related issues that are of key importance to the Fund now. The discussion covers the recent performance of the hedge, the outlook for the Treasury market, the impact of hedging on the Fund's income and possible changes that may be in the works including the use of alternative hedging vehicles along with Treasuries. We have done our best to make it educational and understandable.

     The pie chart below shows the breakdown of the Fund's portfolio on May 31, 2000. Most of the recent activity has involved opportunities uncovered in specific securities rather than shifts among the major sectors of the portfolio. Messy markets often produce neat opportunities for those who are ready. That has been particularly true lately.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ADJUSTABLE RATES                     10.3%
TRADITIONAL FIXED RATES              41.8%
COMMON STOCK                          1.4%
HYBRID PREFERREDS                    40.5%
CASH & OTHER                          6.0%

     As a clarification of the pie chart, the distinction between traditional preferreds and hybrid preferreds is based upon their treatment for tax purposes. The dividends from traditional preferreds are 70% tax free to qualifying corporate investors due to the Dividends Received Deduction (the "DRD"). In contrast, hybrid preferreds do not offer the DRD, are taxed the same as bonds, and typically yield somewhat more than traditional preferreds. The DRD benefits the Fund indirectly by holding down the effective cost of its leverage.

     The Fund's shares have continued to sell in the market at a moderate discount from their net asset value. In recent months, the discount has stayed fairly consistently in the middle to high single digits.

     Many of you are using our web site, WWW.PREFERREDINCOME.COM, to get up-to-date information on the Fund. It includes current market prices, net asset values, discounts, yields, dividends, performance, and portfolio holdings. We also post there all shareholder communications, including this report. It could be especially helpful to those of you that tell us that your receipt of these reports is often delayed when they are forwarded to you through brokerage firms that hold your shares. Please come visit us.


                                              Sincerely,

                                              \S\ SIGNATURE ROBERT T. FLAHERTY

                                              Robert T. Flaherty
                                              CHAIRMAN OF THE BOARD

June 30, 2000


                               QUESTIONS & ANSWERS

ONCE AGAIN, HOW DOES THE FUND HEDGE?

     Generally speaking, we try to smooth out major market swings by making potentially offsetting "bets" (speaking figuratively, of course). The Fund's portfolio of preferred stocks represents a bet in favor of preferred stocks. Our hedges are a bet against Treasury bonds. If the preferred market and the Treasury market move in the same direction, either up or down, we can reasonably expect one of our bets to be a winner and the other to be a loser. If it works, it will smooth out the market bumps.

     Naturally, we don't want to lose a whole lot of money when the hedge goes against us, and we have a way of dealing with that. Our typical hedge involves purchasing slightly out-of-the-money put options on Treasury bond futures contracts, which creates something like a "safety net" below the market. To use an insurance analogy, it is like paying a premium for an insurance policy with a fairly large deductible. The key is that the Fund cannot lose on the hedges any more than the price paid for them.

WHY HASN'T THE HEDGE MADE MONEY THIS YEAR?

     Our hedging strategy assumes that preferreds and Treasury bonds will march to the same drumbeat in at least a general sort of way, but that hasn't happened in fiscal 2000 so far. Preferred yields have increased, reflecting the general rise in long-term interest rates, which has caused their prices to decline. At the same time, the yields of Treasury bonds have fallen slightly, causing a small rise in their prices and eliminating any profit on our "bet" against Treasuries. Going back to our insurance analogy, we absorbed the cost of the insurance, but it didn't pay off when we needed it.

     We can put all this in perspective by looking at what has happened to the yields on preferreds compared to those on Treasury bonds. It is a matter of arithmetic that declining prices make yields go up. Similarly, when preferreds underperform Treasuries in terms of market price, the yields of preferreds will rise compared to those of Treasuries. The following graph shows what has happened to the margin of additional yield (called the "spread") that preferred stocks provide compared to Treasury bonds.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          ADDITIONAL YIELD OF "A" PREFERREDS VERSUS U.S. TREASURY BONDS
                         JANUARY 1, 1997 - MAY 31, 2000

           PREFERRED
             YIELD
             LESS
           TREASURY
DATE         YIELD
01/03/1997  -0.0004
01/10/1997  -0.0005
01/17/1997  -0.0002
01/24/1997  -0.0003
01/31/1997  -0.0009
02/07/1997  -0.0010
02/14/1997  -0.0007
02/21/1997  -0.0009
02/28/1997  -0.0015
03/07/1997  -0.0022
03/14/1997  -0.0025
03/21/1997  -0.0026
03/28/1997  -0.0024
04/04/1997  -0.0022
04/11/1997  -0.0027
04/18/1997  -0.0025
04/25/1997  -0.0029
05/02/1997  -0.0024
05/09/1997  -0.0024
05/16/1997  -0.0026
05/23/1997  -0.0028
05/30/1997  -0.0030
06/06/1997  -0.0028
06/13/1997  -0.0028
06/20/1997  -0.0021
06/27/1997  -0.0019
07/04/1997  -0.0016
07/11/1997  -0.0013
07/18/1997  -0.0012
07/25/1997  -0.0020
08/01/1997  -0.0020
08/08/1997  -0.0018
08/15/1997  -0.0005
08/22/1997  -0.0010
08/29/1997  -0.0016
09/05/1997  -0.0024
09/12/1997  -0.0033
09/19/1997  -0.0037
09/26/1997  -0.0036
10/03/1997  -0.0039
10/10/1997  -0.0043
10/17/1997  -0.0039
10/24/1997  -0.0032
10/31/1997  -0.0035
11/07/1997  -0.0031
11/14/1997  -0.0029
11/21/1997  -0.0029
11/28/1997  -0.0029
12/05/1997  -0.0029
12/12/1997  -0.0023
12/19/1997  -0.0026
12/26/1997  -0.0025
01/02/1998  -0.0024
01/09/1998  -0.0017
01/16/1998  -0.0021
01/23/1998  -0.0020
01/30/1998  -0.0020
02/06/1998  -0.0022
02/13/1998  -0.0019
02/20/1998  -0.0021
02/27/1998  -0.0027
03/06/1998  -0.0027
03/13/1998  -0.0029
03/20/1998  -0.0028
03/27/1998  -0.0026
04/03/1998  -0.0024
04/10/1998  -0.0023
04/17/1998  -0.0028
04/24/1998  -0.0029
05/01/1998  -0.0028
05/08/1998  -0.0032
05/15/1998  -0.0032
05/22/1998  -0.0030
05/29/1998  -0.0030
06/05/1998  -0.0024
06/12/1998  -0.0027
06/19/1998  -0.0027
06/26/1998  -0.0024
07/03/1998  -0.0025
07/10/1998  -0.0022
07/17/1998  -0.0024
07/24/1998  -0.0023
07/31/1998  -0.0021
08/07/1998  -0.0023
08/14/1998  -0.0014
08/21/1998   0.0001
08/28/1998   0.0016
09/04/1998   0.0023
09/11/1998   0.0037
09/18/1998   0.0045
09/25/1998   0.0043
10/02/1998   0.0051
10/09/1998   0.0054
10/16/1998   0.0047
10/23/1998   0.0048
10/30/1998   0.0045
11/06/1998   0.0039
11/13/1998   0.0035
11/20/1998   0.0033
11/27/1998   0.0034
12/04/1998   0.0041
12/11/1998   0.0048
12/18/1998   0.0049
12/25/1998   0.0053
01/01/1999   0.0051
01/08/1999   0.0043
01/15/1999   0.0039
01/22/1999   0.0027
01/29/1999   0.0033
02/05/1999   0.0020
02/12/1999   0.0021
02/19/1999   0.0021
02/26/1999   0.0010
03/05/1999   0.0008
03/12/1999   0.0006
03/19/1999   0.0004
03/26/1999   0.0004
04/02/1999  -0.0009
04/09/1999  -0.0011
04/16/1999  -0.0017
04/23/1999  -0.0015
04/30/1999  -0.0001
05/07/1999  -0.0011
05/14/1999  -0.0011
05/21/1999  -0.0006
05/28/1999  -0.0007
06/04/1999  -0.0011
06/11/1999  -0.0004
06/18/1999  -0.0002
06/25/1999  -0.0010
07/02/1999  -0.0006
07/09/1999  -0.0005
07/16/1999   0.0001
07/23/1999   0.0013
07/30/1999   0.0010
08/06/1999   0.0028
08/13/1999   0.0045
08/20/1999   0.0047
08/27/1999   0.0043
09/03/1999   0.0038
09/10/1999   0.0026
09/17/1999   0.0035
09/24/1999   0.0033
10/01/1999   0.0026
10/08/1999   0.0016
10/15/1999   0.0022
10/22/1999   0.0030
10/29/1999   0.0029
11/05/1999   0.0031
11/12/1999   0.0032
11/19/1999   0.0024
11/26/1999   0.0027
12/03/1999   0.0024
12/10/1999   0.0029
12/17/1999   0.0032
12/24/1999   0.0032
12/31/1999   0.0032
01/07/2000   0.0025
01/14/2000   0.0021
01/21/2000   0.0020
01/28/2000   0.0041
02/04/2000   0.0055
02/11/2000   0.0072
02/18/2000   0.0070
02/25/2000   0.0075
03/03/2000   0.0077
03/10/2000   0.0063
03/17/2000   0.0075
03/24/2000   0.0071
03/31/2000   0.0076
04/07/2000   0.0090
04/14/2000   0.0101
04/20/2000   0.0103
04/28/2000   0.0109
05/05/2000   0.0116
05/12/2000   0.0115
05/19/2000   0.0114
05/26/2000   0.0119

     In the above chart, we have used A-rated traditional preferred stocks to represent the preferred market. Historically, these preferreds have typically yielded somewhat less than Treasury bonds (due to the tax advantages that they provide to certain corporate investors). However, the yields of these preferreds were roughly 1 1/4% above those of Treasury bonds on May 31st of this year. Almost all of that yield spread (approximately 1% of the 1 1/4%) has come about since January of this year. This was the most adverse shift in the market relationship between preferreds and Treasuries since the mid-1980s. It translated into substantially better market value performance for Treasuries compared to preferreds.

WHY HAVEN'T TREASURY BOND YIELDS GONE UP ALONG WITH OTHER INTEREST RATES?

     Since January of this year, the Treasury bond market has been dominated by the expectation that the growing federal budget surplus will be used to repurchase Treasury bonds in the market and shrink the outstanding supply of such bonds. This has propped up the market for Treasuries and spared them from the price declines that have hit just about every other sector of the fixed income markets as long-term interest rates have surged.

     A close look at the preceding chart reveals that this is actually the third time in the last couple of years that an "event" has caused a rush to Treasuries and disrupted their normal relationship to preferreds. The first was the hedge fund/international financial crisis in the fall of 1998, which caused a "flight to quality". This had faded in investors' minds by the middle of 1999, only to be replaced by another flight to quality inspired by concerns about the "Y2K Bug". (Remember that one?) By January of this year, the bug had been exterminated, and our hedge was starting to look pretty good. Before the market had fully recovered, however, it was hit rather suddenly by the prospect of a shrinking supply of Treasury bonds.

IS THE NATIONAL DEBT REALLY GOING TO BE PAID OFF?

     The numbers are pretty powerful if you choose to believe them. About $2 trillion of the total U.S. Treasury debt of slightly over $3 trillion is held by private investors (excluding the Social Security Trust Fund and various central banks around the world). If federal budget surpluses continue at the levels currently projected, all those privately held Treasury securities could be retired by the latter part of the current decade.

     We expect that the Treasury bond market will shrink in size for the foreseeable future. Nonetheless, we should keep in mind that Treasury bonds have always been the 800-pound gorilla in the fixed income markets, and that is not going to change overnight. The idea that the folks in Washington can keep their fingers out of this fiscal cookie jar strains credibility. Furthermore, the projections assume away the possibility of recessions that could sharply reduce the expected surpluses. Before Treasury bonds dry up and blow away, new forces could easily come into play.

WHAT MIGHT CHANGE THAT WOULD MAKE THE FUND'S HEDGES MORE EFFECTIVE?

     It really would not take that much. All we need is for Treasury bonds to settle into some stable relationship to the rest of the fixed income market that would result in them tracking more closely swings in interest rates generally from this point forward. It is not necessary for Treasuries to return to the relationship to preferreds that we used to consider normal in the "good old days", which would produce an unexpected windfall for the Fund.

     It is worth noting that the holders of Treasury bonds are giving up an unusually large amount of income compared to other kinds of bonds in which they might invest. That gap would increase even further if Treasuries continued their strong performance, which suggests that this trend cannot continue indefinitely. Eventually, Treasuries will probably settle into a stable relationship with the fixed income market generally, even if the publicly held supply of Treasury debt continues to shrink. It is difficult to predict when and where that market equilibrium might occur.

HAVE HEDGING RESULTS AFFECTED THE FUND'S INCOME?

     As shown by the graph on page 6, the general effect of hedging is to cause the Fund's income to follow significant moves in the yields of long-term Treasury bonds. The chart shows the monthly dollar income received from an original investment in 1,000 shares of the Fund (the solid red line measured on the left-hand scale) to the yields on long-term Treasury bonds (the dashed red line and the right-hand scale). The graph is based on the assumption that the shareholder spent his or her regular monthly income from the Fund and reinvested at net asset value just the portion of each special year-end distribution that was "above and beyond" the monthly distribution.

     On the surface, the first half of fiscal 2000 was pretty much a "non-event" regarding income, but there is more going on behind the scenes.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PREFERRED INCOME OPPORTUNITY FUND MONTHLY DIVIDEND INCOME
                 On a 1,000 Share ($12,500) Initial Investment

         MONTHLY    30 YEAR
         DIVIDEND  TREASURY
DATE      INCOME     YIELD

Jan-92               7.76%
Feb-92               7.79%
Mar-92               7.96%
Apr-92               8.03%
May-92    $82.50     7.84%
Jun-92    $82.50     7.78%
Jul-92    $82.50     7.46%
Aug-92    $82.50     7.41%
Sep-92    $82.50     7.38%
Oct-92    $82.50     7.62%
Nov-92    $82.50     7.60%
Dec-92    $82.50     7.39%
Jan-93    $83.14     7.19%
Feb-93    $83.14     6.90%
Mar-93    $83.14     6.92%
Apr-93    $83.14     6.93%
May-93    $83.14     6.98%
Jun-93    $83.14     6.67%
Jul-93    $83.14     6.56%
Aug-93    $83.14     6.09%
Sep-93    $83.14     6.02%
Oct-93    $83.14     5.97%
Nov-93    $83.14     6.30%
Dec-93    $83.14     6.35%
Jan-94    $79.87     6.24%
Feb-94    $79.87     6.66%
Mar-94    $79.87     7.09%
Apr-94    $79.87     7.30%
May-94    $85.89     7.43%
Jun-94    $85.89     7.61%
Jul-94    $85.89     7.39%
Aug-94    $85.89     7.48%
Sep-94    $85.89     7.82%
Oct-94    $85.89     7.96%
Nov-94    $89.17     7.94%
Dec-94    $89.17     7.88%
Jan-95    $88.36     7.73%
Feb-95    $88.36     7.55%
Mar-95    $88.36     7.43%
Apr-95    $88.36     7.33%
May-95    $88.36     6.63%
Jun-95    $83.83     6.54%
Jul-95    $83.83     6.90%
Aug-95    $83.83     6.61%
Sep-95    $83.83     6.50%
Oct-95    $83.83     6.36%
Nov-95    $83.83     6.08%
Dec-95    $78.73     5.95%
Jan-96    $78.73     6.05%
Feb-96    $78.73     6.36%
Mar-96    $78.73     6.67%
Apr-96    $78.73     6.83%
May-96    $83.83     7.00%
Jun-96    $83.83     6.95%
Jul-96    $83.83     7.01%
Aug-96    $83.83     7.12%
Sep-96    $83.83     6.90%
Oct-96    $83.83     6.81%
Nov-96    $83.83     6.51%
Dec-96    $83.83     6.60%
Jan-97    $84.06     6.79%
Feb-97    $84.06     6.80%
Mar-97    $84.06     7.09%
Apr-97    $84.06     6.89%
May-97    $84.06     6.98%
Jun-97    $84.06     6.74%
Jul-97    $84.06     6.45%
Aug-97    $84.06     6.61%
Sep-97    $84.06     6.30%
Oct-97    $84.06     6.15%
Nov-97    $84.06     6.04%
Dec-97    $84.06     5.95%
Jan-98    $79.79     5.90%
Feb-98    $79.79     6.02%
Mar-98    $79.79     5.93%
Apr-98    $79.79     5.95%
May-98    $79.79     5.80%
Jun-98    $79.79     5.62%
Jul-98    $79.79     5.72%
Aug-98    $79.79     5.26%
Sep-98    $79.79     4.98%
Oct-98    $79.79     5.15%
Nov-98    $79.79     5.07%
Dec-98    $79.79     5.09%
Jan-99    $81.35     5.09%
Feb-99    $81.35     5.58%
Mar-99    $81.35     5.62%
Apr-99    $81.35     5.66%
May-99    $81.35     5.82%
Jun-99    $88.18     5.97%
Jul-99    $88.18     6.10%
Aug-99    $88.18     6.06%
Sep-99    $88.18     6.05%
Oct-99    $88.18     6.16%
Nov-99    $88.18     6.29%
Dec-99    $88.18     6.48%
Jan-00    $88.45     6.49%
Feb-00    $88.45     6.15%
Mar-00    $88.45     5.84%
Apr-00    $88.45     5.96%
May-00    $88.45     6.02%

     Hedging impacts the Fund's income by increasing or decreasing the Fund's income producing assets. Normally, we expect hedging gains to have a positive impact on income at a time like this when interest rates rise significantly. Instead, the cost of hedging has been a small drain on the Fund's income producing assets in fiscal 2000 to date. The swing from an expected positive to even a small negative is a big disappointment for us. We would like to see the Fund's income go up in markets like this, but that is not in the cards at the moment.

     One of the things we expect hedging to do for us when interest rates rise is to help offset the higher rates paid on the Money Market Preferred (TRADE
MARK) stock ("MMP") issued by the Fund to create leverage. If short-term interest rates continue to increase, the rising cost of the MMP will have to come out of net income available to the common shareholders unless we can find a way to offset it. Achieving some gains on the Fund's hedges would be the solution of choice.

ARE THERE OTHER WAYS THE FUND COULD HEDGE THAT ARE NOT BASED ON TREASURY BONDS?

     There are some alternative hedging instruments, each of which has its own pluses and minuses. Interest rate swaps, which are not quite as esoteric as they may sound, are a practical alternative now, as are options on such swaps (cutely dubbed "swaptions"). Exchange-traded futures contracts on federal government agency bonds have recently been created, and it would not be surprising to see liquid markets develop in agency futures and options.

     If the Treasury market actually does shrink in size as projected, various additional hedging instruments will undoubtedly be introduced. The demand for effective hedges is enormous, and Wall Street is very inventive when it comes to filling a need, especially when there is money to be made. It would not be surprising to see a period of competition among various alternative hedges, with efficient, liquid markets eventually developing for a few that prove to be most effective.

     The  Fund's  hedging  strategies  will  evolve  as  necessary  to deal with changing market conditions. For all the talk, Treasuries are still the most widely accepted vehicle for hedging. Looking forward, however, it seems quite possible that our hedging strategies may include a package of some Treasury-based hedges along with one or more alternative hedging instruments.

     Stay tuned! The notion that the Treasury bond market might gradually disappear only dates back to last January, but times may indeed be changing. Our hedges may look somewhat different in the future as we see a need to adapt.

WHAT ARE INTEREST RATE SWAPS AND SWAPTIONS?

     Although their name sounds rather strange, interest rate swaps are one of the most widely used forms of derivative contracts. A swaption is simply an option to enter into an interest rate swap on pre-determined terms if that turns out to be attractive to do before the option expires. Similar to the put options on Treasury bond futures contracts that the Fund purchases as hedges, the entire price paid for the swaption is at risk. However, that is the most that a purchaser of a swaption can lose on the contract. For this reason, swaptions are probably more interesting to the Fund than swaps.

     At the risk of oversimplification, this is the essence of an interest rate swap between two parties. Party A makes a "loan" to Party B at an interest rate that is FIXED for the life of the swap. Party B makes a "loan" to Party A for the identical amount and life at an interest rate that will be VARIABLE based on a market indicator of short-term interest rates, which is often LIBOR (the London Interbank Offer Rate). Since the amounts of the "loans" offset each other, the only cash that actually changes hands is the difference between the fixed and variable interest rates, which will fluctuate over the life of the swap as the variable interest rate changes.

     The structure of interest rate swaps, although it may seem somewhat contorted, makes them very useful in a wide range of hedging situations. The market value of existing interest rate swaps will reflect swings in general interest rates in a reasonably systematic way, which will, depending on how things turn out, be good for one of the parties to a swap and bad for the other. In this respect, swaps resemble the Fund's current hedges, but they also differ since they are not tied specifically to interest rates on Treasury bonds. At any point in time, they may or may not track preferred stocks closely given the often-observed idiosyncrasies of the preferred market.

     There are various other risks of derivatives involved in interest rate swaps and swaptions. Even though major financial and broker/dealer organizations are the usual counterparties, anyone entering into such an agreement must carefully consider the other party's credit worthiness and its ability to perform its obligations. Market liquidity may also be a risk at certain times. Furthermore, legal and operational risks may be a reason to avoid more exotic derivative contracts. As is the case with the Fund's present hedges, interest rate swaps and swaptions involve significant economic leverage that could cause relatively small changes in interest rates to produce disproportionally large swings in the market value of the swaps or swaptions and a significant risk of loss.

-------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------------------------------------------------

                                                                      DIVIDEND
                               DIVIDEND   NET ASSET      NYSE      REINVESTMENT
                                 PAID       VALUE    CLOSING PRICE   PRICE (1)
                               --------   ---------  ------------- ------------
December 31, 1998 ..........    $0.8100     $12.75     $12.5000       $12.53
January 31, 1999 ...........     0.0655      12.67      11.9375        11.92
February 28, 1999 ..........     0.0655      12.68      11.3125        11.62
March 31, 1999 .............     0.0655      12.61      11.6250        11.57
April 30, 1999 .............     0.0655      12.65      11.1875        11.15
May 31, 1999 ...............     0.0655      12.56      11.1875        11.38
June 30, 1999 ..............     0.0710      12.41      11.6250        11.57
July 31, 1999 ..............     0.0710      12.13      11.1250        11.12
August 31, 1999 ............     0.0710      12.00      10.9375        10.87
September 30, 1999 .........     0.0710      11.86      10.8750        10.87
October 31, 1999 ...........     0.0710      11.75      10.3125        10.43
November 30, 1999 ..........     0.0710      11.50      10.5000        10.46

December 31, 1999 ..........     0.5800      10.82      10.4375        10.55
January 31, 2000 ...........     0.0680      10.76       9.6250         9.73
February 29, 2000 ..........     0.0680      10.61       9.5000         9.54
March 31, 2000 .............     0.0680      10.78       9.3125         9.59
April 30, 2000 .............     0.0680      10.35       9.6875         9.65
May 31, 2000 ...............     0.0680      10.08       9.1875         9.24

-----------------------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                        VALUE
SHARES/PAR                                             (NOTE 1)
----------                                          -------------

PREFERRED STOCKS AND SECURITIES -- 92.6%
  ADJUSTABLE RATE PREFERRED STOCKS -- 10.3%
        UTILITIES -- 4.1%
             Niagara Mohawk Power Corporation:
   95,275      Series A, Adj. Rate Pfd. ...........  $  2,024,594*
  184,723      Series B, Adj. Rate Pfd. ...........     4,525,713*
   25,000      Series C, Adj. Rate Pfd. ...........       612,500*
    6,800    Northern Indiana Public Service Company,
               Series A, Adj. Rate Pfd. ...........       289,000*
                                                     ------------
             TOTAL UTILITY ADUJSTABLE RATE
               PREFERRED STOCKS ...................     7,451,807
                                                     ------------
         BANKING -- 5.9%
             Bank One Corporation:
   14,611      Series B, Adj. Rate Pfd. ...........     1,234,629*
    3,200      Series C, Adj. Rate Pfd. ...........       288,000*
   25,900    Chase Manhattan Corporation, Series L,
               Adj. Rate Pfd. .....................     2,292,150*
   85,776    Citigroup Inc.,
               Series Q, Adj. Rate Pfd. ...........     1,822,740*
    5,100    HSBC USA, Inc., Series D,
               Adj. Rate Pfd. .....................       105,825*
    8,600    J.P. Morgan & Company, Inc., Series A,
               Adj. Rate Pfd. .....................       617,050*
  108,000    Wells Fargo & Company, Series B,
               Adj. Rate Pfd. .....................     4,509,000*
                                                     ------------
             TOTAL BANKING ADJUSTABLE RATE
               PREFERRED STOCKS ...................    10,869,394
                                                     ------------
         FINANCIAL SERVICES -- 0.3%
    9,590    Student Loan Marketing Association,
               Series A, Adj. Rate Pfd. ...........       450,730*
                                                     ------------

             TOTAL ADJUSTABLE RATE
               PREFERRED STOCKS ...................    18,771,931
                                                     ------------

  FIXED RATE PREFERRED STOCKS AND SECURITIES -- 82.3%
         UTILITIES -- 30.9%
             Alabama Power Company:
    4,032      4.60% Pfd. .........................       274,821*
    1,852      4.72% Pfd. .........................       129,520*
      100      4.92% Pfd. .........................         7,289*
   22,700      5.20% Pfd. .........................       428,009*
  113,650      5.83% Pfd. .........................     2,274,705*

                                                         VALUE
SHARES/PAR                                              (NOTE 1)
----------                                           -------------

   27,600    Alabama Power Capital Trust II,
               7.60% TOPrS ........................  $    607,338
   64,375    Appalachian Power Company,
               8.00% QUIDS, Series B ..............     1,422,688
   12,000    Baltimore Gas & Electric Company,
               6.99% Pfd., Series 1995 ............     1,193,040*
   10,000    Boston Edison Company,
               4.78% Pfd. .........................       731,900*
             Central Hudson Gas & Electric
    1,428      Corporation,
               4.35% Pfd., Series D, Pvt. .........        92,827*
             Central Power and Light Company:
  157,200    CPL Capital I,
               8.00% QUIPS, Series A ..............     3,511,848
   12,450    Columbus Southern Power Company,
               7.92%, Jr. Sub. Debt., Series B ....       272,344
             Duke Energy Corporation:
    7,019      4.50% Pfd., Series C ...............       473,502*
   10,003      7.85% Pfd., Series S ...............     1,029,109*
    1,009      7.00% Pfd., Series W ...............        99,936*
             Duquesne Light Company:
   53,750      Duquesne Capital,
               8.375% MIPS, Series A ..............     1,245,925
             Entergy Arkansas, Inc.:
    2,840      4.56% Pfd. .........................       154,326*
    3,050      4.56% Pfd., Series 1965 ............       165,737*
    6,000      7.40% Pfd. .........................       529,110*
             Entergy Louisiana, Inc.:
      207      5.16% Pfd. .........................        12,570*
    3,771      7.36% Pfd. .........................       326,625*
             Florida Power & Light Company:
    4,000      4.50% Pfd. .........................       274,220*
    4,265      4.35% Pfd., Series E, Pvt. .........       272,384*
   18,180      6.98% Pfd., Series S ...............     1,797,638*
             Florida Progress Corporation:
   37,250      FPC Capital I,
               7.10% QUIPS, Series A ..............       742,765
             Hawaiian Electric Company, Inc.:
   23,600      HECO Capital Trust I, 8.05% QUIPS ..       519,200
             Indiana Michigan Power Company:
   10,000      8.00% Pfd., Series A ...............       218,650
   60,000      7.60% Pfd., Series B ...............     1,233,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS
MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                        VALUE
SHARES/PAR                                             (NOTE 1)
----------                                           ------------

PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
         UTILITIES (CONTINUED)
    7,711    Jersey Central Power & Light Company,
               7.52% Sinking Fund Pfd., Series K ..  $    793,231*
   22,000    MidAmerican Energy Financing I,
              7.98% QUIPS, Series A ...............       498,190
   15,000    Mississippi Power Company,
               6.32% Pfd. .........................       361,650*
   20,000    Monongahela Power Company,
               $7.73 Pfd., Series L ...............     2,051,000*
             Nevada Power Company:
   51,280      NVP Capital I, 8.20% QUIPS, Series A     1,113,802
   32,700      NVP Capital III, 7.75% TIPS ........       692,586
             New Century Energies, Inc.:
   91,500      PSCO Capital Trust I, 7.60% TOPrS ..     1,995,615
   35,000      Southwestern Public Service Capital I,
               7.85%, Series A ....................       772,975
    6,250    Niagara Mohawk Power Corporation,
               4.10% Pfd. .........................       332,906*
             Northern States Power Company:
    2,480      $4.10 Pfd., Series C ...............       152,470*
   12,510      $4.11 Pfd., Series D ...............       770,991*
    2,660      $4.16 Pfd., Series E ...............       165,917*
   14,200      NSP Financing I, 7.875% TOPrS ......       314,246
   76,200    Ohio Power Company,
               7.92% QUIDS, Series B ..............     1,654,683
             PacifiCorp:
    6,000      $4.72 Pfd. .........................       417,090*
    6,300      PacifCorp Capital II, 7.70% Pfd. ...       136,175
             PECO Energy Company:
    1,100      $4.30 Pfd., Series B ...............        68,420*
    5,000      $4.40 Pfd., Series C ...............       297,250*
1,000,000    Capital Trust III, $7.38 4/6/28
               Capital Security, Series D .........       820,120

                                                        VALUE
SHARES/PAR                                             (NOTE 1)
----------                                           ------------

             Potomac Electric Power Company:
    2,493      $2.44 Pfd., Series 1957 ............  $     91,294*
   11,250      $3.40 Sinking Fund Pfd., Series 1992       559,969*
             PP&L Resources, Inc.:
   40,625      PP&L Capital Trust II, 8.10% TOPrS .       918,531
      570    PSI Energy, Inc., 4.32% Pfd. .........         8,710*
             Public Service Enterprise Group, Inc.:
   53,500      Enterprise Capital Trust I,
               7.44% TOPrS, Series A ..............     1,070,802
   14,020      Public Service Electric & Gas
               Company, 5.28% Pfd., Series E ......     1,024,722*
             Puget Sound Energy, Inc.:
  125,300      7.45% Pfd., Series II ..............     3,215,824*
   21,754      7.75% Sinking Fund Pfd. ............     2,278,623*
             Reliant Energy, Inc.:
   45,000      HL&P Capital Trust I, 8.125% QUIPS .       973,350
   55,982      REI Trust I, 7.20% TOPrS, Series C .     1,067,577
             Rochester Gas & Electric Corporation:
    4,030      4.75% Pfd., Series I ...............       275,390*
    4,960      4.10% Pfd., Series J ...............       292,590*
             Sempra Energy:
    2,150      Pacific Enterprises, $4.50 Pfd. ....       143,319*
   46,500      San Diego Gas & Electric Company,
               6.80% Pfd. .........................     1,154,362*
             South Carolina Electric & Gas Company:
   14,753      5.125% Purchase Fund Pfd. ..........       553,311*
    7,541      6.00% Purchase Fund Pfd. ...........       329,089*
   61,200      SCE&G Trust I, 7.55%, Series A .....     1,318,860
    4,000    Southern Indiana Gas & Electric Company,
               4.75% Pfd. Pvt. ....................       275,000*
             Southern Union Company:
   64,100      Southern Union Financing I,
               9.48% TOPrS ........................     1,531,029

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                         VALUE
SHARES/PAR                                              (NOTE 1)
----------                                           ------------

PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
         UTILITIES (CONTINUED)
             Southwestern Electric Power Company:
    6,303      Swepco Capital I, 7.875%, Series A .  $    141,660
             TransCanada PipeLines Ltd.:
   11,300      8.25% ..............................       245,436
   57,300      TransCanada Capital, 8.75% TOPrS ...     1,269,482
             Union Electric Power Company:
    3,000      $7.64 Pfd. .........................       308,745*
3,200,000      7.69% 12/15/36 Capital Security,
               Series A ...........................     2,768,672
             Virginia Electric & Power Company:
    1,665      $4.04 Pfd. .........................        99,101*
    2,270      $4.20 Pfd. .........................       140,456*
    1,573      $4.80 Pfd. .........................       111,243*
    5,700      $6.98 Pfd. .........................       561,393*
   20,000    Wisconsin Energy Corporation,
               WEC Capital Trust I, 6.85% .........       402,100
                                                     ------------
             TOTAL UTILITY FIXED RATE
              PREFERRED STOCKS
              AND SECURITIES ......................    56,580,983
                                                     ------------

         BANKING -- 17.5%
             ABN AMRO North America:
       50      LaSalle National Corporation,
               6.46% Pfd. 144A*** .................        45,268*
             BancWest Corporation:
6,500,000      First Hawaiian Capital I, 8.343%
               7/1/27 Capital Security, Series B ..     5,759,260
   48,925    Chase Manhattan Corporation,
               10.84% Pfd., Series C ..............     1,333,206*
             Citigroup Inc.:
   71,580      6.213% Pfd., Series G ..............     3,123,751*
   88,750      5.864% Pfd., Series M ..............     3,676,469*
             Deutsche Bank AG:
1,400,000      BT Capital Trust B,
               7.90% 1/15/27 Capital Security .....     1,214,255

                                                         VALUE
SHARES/PAR                                              (NOTE 1)
----------                                           ------------

             First Union Corporation:
1,500,000      First Union Capital II,
               7.95% 11/15/29 Capital Security ....  $  1,324,530
3,075,000      First Union Institutional Capital I,
               8.04% 12/1/26 Capital Security .....     2,689,918
1,885,000      First Union Institutional Capital II,
               7.85% 1/1/27 Capital Security ......     1,629,912
             FleetBoston Financial Corporation:
1,135,000      BankBoston Capital Trust I,
               8.25% 12/15/26 Capital Security ....     1,023,696
             GreenPoint Financial Corporation:
2,500,000      GreenPoint Capital Trust I,
               9.10% 6/1/27 Capital Security ......     2,158,800
             HSBC USA, Inc.:
   34,400      $2.8575 Pfd. .......................     1,416,248*
3,385,000      Republic New York Capital II,
               7.53% 12/4/26 STOPS ................     2,778,459
             J. P. Morgan & Company, Inc.:
2,100,000      JPM Capital Trust II,
              7.95% 2/1/27 Capital Security .......     1,850,131
             Keycorp:
1,500,000      Keycorp Institutional Capital B,
               8.25% 12/15/26 Capital Security,
               Series B ...........................     1,303,725
  750,000     Wells Fargo & Company, Capital I,
                7.96% 12/15/26 Capital Security ...       669,840
                                                     ------------
             TOTAL BANKING FIXED RATE
              PREFERRED STOCKS
              AND SECURITIES ......................    31,997,468
                                                     ------------

         FINANCIAL SERVICES -- 16.7%
             Bear Stearns Companies, Inc. The:
   26,000      6.15% Pfd., Series E ...............     1,094,600*
   44,500      5.72% Pfd., Series F ...............     1,768,430*
  128,300      5.49% Pfd., Series G ...............     4,920,305*
6,000,000    Countrywide Credit Capital I,
               8.00% 12/15/26 Capital Security ....     4,699,530
             Household International, Inc.:
   10,000      $4.30 Pfd. .........................       632,750*
   58,000      Household Capital Trust IV, 7.25% ..     1,104,610

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                         VALUE
SHARES/PAR                                              (NOTE 1)
----------                                           ------------

PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
         FINANCIAL SERVICES (CONTINUED)
             Lehman Brothers Holdings, Inc.:
  223,355      5.00% Convertible Pfd., Series B ...  $  6,259,524*
   54,600      5.94% Pfd., Series C ...............     2,193,555*
   60,000      7.115% Pfd., Series E ..............     2,960,700*
  100,900    SLM Holding Corporation, 6.97% Pfd. ..     4,894,659*
                                                     ------------
             TOTAL FINANCIAL SERVICES
               FIXED RATE PREFERRED STOCKS
               AND SECURITIES .....................    30,528,663
                                                     ------------
         INSURANCE -- 7.9%
             Allstate Corporation:
2,020,000      Allstate Financing II,
               7.83% 12/1/45 Capital Security .....     1,701,799
             Conseco, Inc.:
   42,000      Conseco Financing Trust I,
               9.16% 11/30/26 .....................       506,520
   15,000      Conseco Financing Trust V,
               8.70% 9/30/28 ......................       180,675
   25,000      Conseco Financing Trust VI,
               9.00% 12/31/28 .....................       299,875
             Hartford Financial Services Group, Inc.:
   61,986      Hartford Capital II,
               8.35% QUIPS, Series B ..............     1,480,226
       15    Prudential Human Resources
               Management Company, Inc.,
               6.30% Private Placement, Sinking
               Fund Pfd., Series A ................     1,481,185*
             SAFECO Corporation:
2,300,000      SAFECO Capital Trust I,
               8.072% 7/15/37 Capital Security ....     1,891,991
             The St. Paul Companies, Inc.:
6,700,000      MMI Capital Trust I, 7.625%
               12/15/27 Capital Security, Series B      5,579,458

                                                         VALUE
SHARES/PAR                                              (NOTE 1)
----------                                           ------------

             UnumProvident Corporation:
1,810,000      Provident Financing Trust I,
               7.405% 3/15/38 Capital Security ....  $  1,352,079
                                                     ------------
             TOTAL INSURANCE FIXED RATE
              PREFERRED STOCKS
              AND SECURITIES ......................    14,473,808
                                                     ------------

         OIL AND GAS -- 7.8%
   44,100    Anadarko Petroleum Corporation,
               5.46% Pfd. .........................     3,363,727*
   13,000    Apache Corporation,
               5.68% Pfd., Series B ...............     1,025,505*
             Coastal Corporation, The:
    3,500      Coastal Finance I, 8.375% TOPrS ....        77,648
    3,200    EOG Resources, Inc.,
               7.195% Pfd. 144A*** ................     3,220,816*
             Kinder Morgan, Inc.:
3,750,000      KN Capital Trust III,
               7.63% 4/15/28 Capital Security .....     3,140,025
   30,000    LASMO America Ltd.,
               8.15% Pfd. 144A*** .................     3,192,300*
             Ultramar Diamond Shamrock Corporation:
    8,300      UDS Capital I, 8.32% TOPrS .........       169,860
                                                     ------------
             TOTAL OIL AND GAS FIXED RATE
              PREFERRED STOCKS
              AND SECURITIES ......................    14,189,881
                                                     ------------

         MISCELLANEOUS INDUSTRIES -- 1.5%

    3,000    E.I. Du Pont de Nemours and Company,
               $4.50 Pfd., Series B ...............       202,155*
   57,600    Farmland Industries, Inc.,
               8.00% Pfd. 144A*** .................     2,009,952*

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                         VALUE
SHARES/PAR                                              (NOTE 1)
----------                                           ------------

PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
         MISCELLANEOUS INDUSTRIES (CONTINUED)
    9,520    Viad Corporation,
               $4.75 Sinking Fund Pfd. ............  $    515,080*
                                                     ------------
             TOTAL MISCELLANEOUS INDUSTRIES
              FIXED RATE PREFERRED STOCKS
              AND SECURITIES ......................     2,727,187
                                                     ------------
             TOTAL FIXED RATE
              PREFERRED STOCKS
              AND SECURITIES ......................   150,497,990
                                                     ------------
             TOTAL PREFERRED STOCKS
              AND SECURITIES
              (Cost $182,978,687) .................   169,269,921
                                                     ------------

COMMON STOCKS -- 1.4%
  UTILITIES -- 1.4%
   25,000    FPL Group, Inc. ......................     1,243,875*
   37,500    GPU, Inc. ............................     1,066,500*
   15,000    Public Service Company of New Mexico .       253,125*
                                                     ------------
             TOTAL UTILITY COMMON STOCKS
              (Cost $2,420,119) ...................     2,563,500
                                                     ------------
OPTIONS CONTRACTS -- 1.7% (Cost $3,239,099)
    1,194    Put Options on U.S. Treasury Bond
               September Futures,
               expiring 08/19/00(DAGGER) ..........     3,091,969
                                                     ------------

PRINCIPAL                                               VALUE
  AMOUNT                                               (NOTE 1)
---------                                            ------------

REPURCHASE AGREEMENT -- 3.8% (Cost $6,915,000)
$6,915,000   Agreement with Warburg Dillon Read,
               6.350% dated 05/31/00, to be
               repurchased at $6,916,220 on
               06/01/00, collateralized by
               $5,776,000 U.S. Treasury Note,
               8.125% due 05/15/21
               (value $7,053,940) .................  $  6,915,000
                                                     ------------
TOTAL INVESTMENTS (Cost $195,552,905**) 99.5%         181,840,390
OTHER ASSETS AND LIABILITIES (Net) ...   0.5            1,022,058
                                       ------        ------------
NET ASSETS ........................... 100.0%        $182,862,448
                                       ======        ============
----------------------
  *      Securities eligible for the Dividends Received Deduction.
 **      Aggregate cost of securities held.
*** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(DAGGER) Non-income producing.
ABBREVIATIONS (Note 6):
MIPS    --  Monthly Income Preferred Securities
QUIDS   --  Quarterly Income Debt Securities
QUIPS   --  Quarterly Income Preferred Securities
STOPS   --  Semi-Annual Trust Originated  Pass Through Securities
TIPS    --  Trust Issued Preferred Securities
TOPrS   --  Trust Originated Preferred Securities

Capital Securities are considered debt instruments for financial statement purposes and the amounts shown in the Shares/Par column are dollar amounts of par value.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2000 (UNAUDITED)
----------------------------------------------


ASSETS:
   Investments, at value (Cost $195,552,905) (Note 1)
     See accompanying schedule ..................................                 $181,840,390
   Dividends and interest receivable ............................                    1,957,696
   Prepaid expenses .............................................                       98,801
                                                                                  ------------
          Total Assets ..........................................                  183,896,887
LIABILITIES:
   Payable for securities purchased .............................   $  687,163
   Due to custodian .............................................          415
   Dividends payable to Common Shareholders .....................      161,634
   Investment advisory fee payable (Note 2) .....................       87,914
   Accrued expenses and other payables ..........................       97,313
                                                                    ----------
          Total Liabilities .....................................                    1,034,439
                                                                                  ------------
NET ASSETS ......................................................                 $182,862,448
                                                                                  ============

NET ASSETS consist of:
   Undistributed net investment income (Note 1) .................                 $     62,433
   Accumulated net realized loss on investments sold (Note 1) ...                   (2,379,696)
   Unrealized depreciation of investments (Note 3) ..............                  (13,712,515)
   Par value of Common Stock ....................................                      111,513
   Paid-in capital in excess of par value of Common Stock .......                  128,780,713
   Money Market Cumulative preferred (TRADE MARK) Stock (Note 5)                    70,000,000
                                                                                  ------------
          Total Net Assets ......................................                 $182,862,448
                                                                                  ============

                                                                    PER SHARE
                                                                    ---------
NET ASSETS AVAILABLE TO:
   Money Market Cumulative preferred (TRADE MARK) Stock
     (700 shares outstanding) redemption value ..................  $100,000.00    $ 70,000,000
   Accumulated undeclared dividends on Money Market
     Cumulative preferred (TRADE MARK) Stock (Note 5) ...........       719.19         503,433
                                                                   -----------    ------------
                                                                   $100,719.19      70,503,433
                                                                   ===========
   Common Stock (11,151,287 shares outstanding) .................       $10.08     112,359,015
                                                                        ======    ------------
TOTAL NET ASSETS ................................................                 $182,862,448
                                                                                  ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                               FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)
  ------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends .............................................................                $  5,054,444
     Interest ..............................................................                   2,221,098
                                                                                            ------------
           Total Investment Income .........................................                   7,275,542

EXPENSES:
     Investment advisory fee (Note 2) ......................................   $535,270
     Administration fee (Note 2) ...........................................    113,458
     Money Market Cumulative preferred (TRADE MARK) broker commissions
       and Auction Agent fees ..............................................     88,715
     Insurance expense .....................................................     49,668
     Professional fees .....................................................     34,050
     Directors' fees and expenses (Note 2) .................................     21,901
     Shareholder servicing agent fees and expenses (Note 2) ................     27,671
     Economic consulting fee (Note 2) ......................................     12,500
     Custodian fees and expenses (Note 2) ..................................     14,012
     Other .................................................................     41,446
                                                                               --------
           Total Expenses ..................................................                    938,691
                                                                                            -----------

NET INVESTMENT INCOME ......................................................                  6,336,851
                                                                                            -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   (Notes 1 and 3):
     Net realized loss on investments sold during the period ...............                 (1,414,597)
     Change in net unrealized depreciation of investments
       during the period ...................................................                 (8,674,170)
                                                                                            -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ............................                (10,088,767)
                                                                                            -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................                $(3,751,916)
                                                                                            ===========

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                 SIX MONTHS ENDED
                                                                                   MAY 31, 2000      YEAR ENDED
                                                                                    (UNAUDITED)   NOVEMBER 30, 1999
                                                                                 ---------------- -----------------

INCREASE/(DECREASE)IN NET ASSETS
OPERATIONS:
     Net investment income .....................................................   $  6,336,851    $ 12,759,428
     Net realized gain (loss) on investments sold during the period ............     (1,414,597)      3,462,885
     Change in net unrealized depreciation of investments during the
        period .................................................................     (8,674,170)    (17,230,783)
                                                                                   ------------    ------------
     Net decrease in net assets resulting from operations ......................     (3,751,916)     (1,008,470)

DISTRIBUTIONS:
     Dividends paid from net investment income to Money Market
        Cumulative preferred (TRADE MARK) Stock Shareholders (Note 5) ..........     (1,994,535)     (2,149,987)
     Distributions paid from net realized capital gains to Money
        Market Cumulative preferred (TRADE MARK) Stock Shareholders (Note 5) ...       (191,425)     (1,036,504)
     Dividends paid from net investment income to Common Stock
        Shareholders ...........................................................     (5,546,427)    (10,745,348)
     Distributions paid from net realized capital gains to Common Stock
        Shareholders ...........................................................     (4,712,758)     (6,689,804)
                                                                                   ------------    ------------
     Total Distributions .......................................................    (12,445,145)    (20,621,643)
                                                                                   ------------    ------------

NET DECREASE IN NET ASSETS FOR THE PERIOD ......................................    (16,197,061)    (21,630,113)

NET ASSETS:
     Beginning of period .......................................................    199,059,509     220,689,622
                                                                                   ------------    ------------
     End of period (including undistributed net investment income of
        $62,433 and $1,266,544, respectively) ..................................   $182,862,448    $199,059,509
                                                                                   ============    ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                          FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                          ------------------------------------------------------
     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                      SIX MONTHS
                                                         ENDED                            YEAR ENDED NOVEMBER 30,
                                                     MAY 31, 2000        ---------------------------------------------------------
                                                      (UNAUDITED)          1999              1998      1997      1996       1995
                                                     ------------        --------          --------  --------  ---------  --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............    $  11.50         $  13.50          $  13.53  $  12.91   $  12.35  $  10.92
                                                        --------         --------          --------  --------   --------  --------
INVESTMENT OPERATIONS:
Net investment income. .............................        0.57             1.14              1.14      1.10       1.16      1.27
Net realized and unrealized gain / (loss) on investments   (0.90)           (1.24)             0.17      0.87       0.53      1.73
                                                        --------         --------          --------  --------   --------  --------
Total from investment operations. ..................       (0.33)           (0.10)             1.31      1.97       1.69      3.00
                                                        --------         --------          --------  --------   --------  --------

DISTRIBUTIONS:
Dividends paid from net investment income to
  MMP* Shareholders ................................       (0.18)           (0.19)            (0.18)    (0.21)     (0.21)    (0.31)
Distributions paid from net realized capital gains to
  MMP* Shareholders. ...............................       (0.02)           (0.09)            (0.11)    (0.04)     (0.03)    (0.00)#
Dividends paid from net investment income to Common Stock
  Shareholders. ....................................       (0.50)           (0.96)            (0.89)    (0.92)     (0.87)    (1.11)
Distributions paid from net realized capital gains to Common
  Stock Shareholders. ..............................       (0.42)           (0.60)            (0.18)    (0.16)        --     (0.17)
Change in accumulated undeclared dividends on MMP*.         0.03(DAGGER)    (0.06)(DAGGER)     0.02     (0.02)     (0.02)     0.02
                                                        --------         --------          --------  --------   --------  --------
Total distributions ................................       (1.09)           (1.90)            (1.34)    (1.35)     (1.13)    (1.57)
                                                        --------         --------          --------  --------   --------  --------
Net asset value, end of period. ....................    $  10.08(DAGGER) $  11.50 (DAGGER) $  13.50  $  13.53   $  12.91  $  12.35
                                                        ========         ========          ========  ========   ========  ========
Market value, end of period ........................    $  9.188         $ 10.500          $ 12.875  $ 12.875   $ 12.000  $ 11.250
                                                        ========         ========          ========  ========   ========  ========
Total investment return based on net asset value***      (4.19)%          (2.99)%             8.29%    14.44%     13.11%    27.25%
                                                        ========         ========          ========  ========   ========  ========
Total investment return based on market value*** ...     (4.33)%          (7.12)%             8.53%    17.16%     15.42%    25.02%
                                                        ========         ========          ========  ========   ========  ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
     Operating expenses. ...........................        1.58%**          1.53%             1.45%     1.48%      1.71%     1.78%
     Net investment income****. ....................        7.58%**          6.81%             6.37%     6.44%      7.36%     8.47%
SUPPLEMENTAL DATA:
     Portfolio turnover rate. ......................          28%              64%               87%       74%        87%       94%
     Net assets, end of period (in 000's) . ........    $182,862         $199,060          $220,690  $221,230   $214,195  $207,720

-------------------------------------------------------
Ratio of operating expenses to Total Average Net Assets
  including MMP*. ..................................        0.99%**          1.01%             0.99%     1.00%      1.13%     1.13%

   *     Money Market Cumulative Preferred(TRADE MARK) Stock.
  **     Annualized.
 ***     Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.
****     The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.
(DAGGER) Includes effect of  additional distribution available  to MMP* Shareholders ($0.02 per Common Share  in 2000 and $0.05  per
         Common Share in 1999). (See Note 5 to the Financial Statements.)
   #     Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------
      The table below sets out information with respect to Money Market Cumulative preferred (TRADE MARK) Stock currently outstanding.

                                             INVOLUNTARY          AVERAGE
                                  ASSET      LIQUIDATING          MARKET
                TOTAL SHARES    COVERAGE     PREFERENCE            VALUE
                 OUTSTANDING    PER SHARE   PER SHARE (1)   PER SHARE (1) & (2)
                ------------    ---------   -------------   -------------------
05/31/00*            700         $261,232      $100,000           $100,000
11/30/99             700          284,371       100,000            100,000
11/30/98             700          315,271       100,000            100,000
11/30/97             700          316,044       100,000            100,000
11/30/96             700          305,992       100,000            100,000
11/30/95             700          296,743       100,000            100,000

----------------
(1) Excludes accumulated undeclared dividends.
(2) See Note 5.
*   Unaudited.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  ----------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Opportunity Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative preferred (TRADE MARK) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative preferred (TRADE
MARK) Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     OPTION ACCOUNTING PRINCIPLES: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Investment Adviser reviews and approves the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------

Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred (TRADE MARK) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     OTHER: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.   INVESTMENT  ADVISORY  FEE,   DIRECTORS'  FEES,   ECONOMIC  CONSULTING  FEE,
     ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                           -----------------------------------------------------

monthly net assets up to $100 million and 0.50% of the value of the Fund's average monthly net assets in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of the PNC Financial Services Group (formerly known as PNC Bank Corp.), serves as the Fund's Administrator and Transfer Agent. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. PFPC Inc. also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC Inc.'s services as such, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Bankers Trust Company, a wholly-owned subisidiary of Deutsche Bank, AG ("Auction Agent"), has served as the Fund's Money Market Cumulative Preferred(TRADE MARK) Stock transfer agent, registrar, dividend disbursing agent and redemption agent since December 1, 1999. Prior to December 1, 1999, Chase Manhattan Bank served as the Auction Agent.

     Primark Decision Economics Inc. ("Primark") serves as the Fund's Economic Consultant and receives an annual fee equal to $25,000 for services provided.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the six months ended May 31, 2000, excluding short-term investments, aggregated $50,064,541 and $54,629,983, respectively.

     At May 31, 2000 aggregate gross unrealized appreciation for all securities in which there is an excess of value over cost was $2,373,300 and aggregate gross unrealized depreciation for all securities in which there is an excess of cost over value was $16,085,815.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------

4.   COMMON STOCK

     At May 31, 2000 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the six months ended May 31, 2000 and for the year ended November 30, 1999.

5.   MONEY MARKET CUMULATIVE PREFERRED(TRADE MARK) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to10,000,000 shares of $0.01 par value preferred stock. The Money Market Cumulative Preferred(TRADE MARK) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TRADE MARK) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TRADE MARK) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TRADE
MARK) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TRADE
MARK) Stock, the Fund is required to make additional distributions to Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction. Net assets available to Money Market Cumulative
Preferred(TRADE MARK) Stock at May 31, 2000 include an accrued additional distribution of $241,011. Prior to November 30, 1999, additional distributions were not reported as available to Money Market Cumulative Preferred(TRADE MARK) Stock until declared by the Board of Directors. The amount of additional distributions ultimately payable, if any, is highly uncertain and will not be known until after the fiscal year has been completed.

     An auction of the Money Market Cumulative Preferred(TRADE MARK) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders may also trade shares in the secondary market between auction dates.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                           -----------------------------------------------------

     At May 31,  2000,  700 shares of Money  Market  Cumulative  Preferred(TRADE
MARK) Stock were outstanding at the annual rate of 4.82%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks and similar hybrid, i.e., fully taxable, preferred securities. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and may invest a significant portion of its assets, but less than 25% of its assets, in companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. Because of the Fund's concentration of investments in the utility industry and significant holdings in the banking industry, the ability of the Fund to maintain its dividend and the value of the Fund's investments could be adversely affected by the possible inability of companies in these industries to pay dividends and interest on their securities and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may invest up to 15% of its assets in common stock. Under normal conditions, the Fund may invest up to 35% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, such as TOPrs, TIPS, QUIPS, MIPS, QUIDS, QUICS, QIB's, STOPS, Capital Securities, and other similar or related investments, will be subject to the foregoing 35%
limitation to the extent that, in the opinion of the Fund's Adviser, such investments are deemed to be debt-like in key characteristics.

7.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts,

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------

and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of May 31, 2000, the Fund owned put options on U.S.Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

8.   SIGNIFICANT SHAREHOLDERS

     At May 31, 2000, the Commerce Group, Inc. owned approximately 30.6% of the Fund's outstanding Common Stock.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)
                                  ----------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2000, $6,572 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
----------------------------------------------

dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc. or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
----------------------------------------------

MEETING OF SHAREHOLDERS

     On April 21, 2000, the Fund held its Annual Meeting of Shareholders (the "Meeting") to (1) elect two Directors of the Fund ("Proposal 1") and (2) ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending November 30, 2000 ("Proposal 2"). The results of each proposal are as follows:

PROPOSAL 1:     ELECTION OF DIRECTORS
NAME                                                        FOR        WITHHELD
----                                                        ---        --------
Common Stock
   Martin Brody ......................................    9,116,449     127,893
   David Gale ........................................    9,116,662     127,681

Donald F. Crumrine, Robert T. Flaherty, Morgan Gust and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

PROPOSAL 2: RATIFY THE SELECTION OF  PRICEWATERHOUSECOOPERS  LLP AS  INDEPENDENT
            AUDITORS.

                                          FOR          WITHHELD       ABSTAINED
                                          ---          --------       ---------
Common Stock and Preferred Stock
  (voting together as a single class)
Voted ............................     9,114,332        29,369         100,809

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert T. Flaherty, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Robert T. Flaherty, CFA
     Chairman of the Board
     and President
   Donald F. Crumrine, CFA
     Vice President
     and Secretary
   Robert M. Ettinger, CFA
     Vice President
   Peter C. Stimes, CFA
     Vice President
     and Treasurer

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
   INCOME OPPORTUNITY FUND?
(BULLET) If your shares are held in a rokerage
         Account, contact your roker.
(BULLET) If you have physical possession of your shares
         in certificate form, contact the Fund's Transfer
         Agent & Shareholder Servicing Agent --
            PFPC Inc.
            P.O. Box 1376
            Boston, MA  02104
            1-800-331-1710
THIS  REPORT  IS SENT TO  SHAREHOLDERS  OF  PREFERRED  INCOME  OPPORTUNITY  FUND
INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                                [GRAPHIC OMITTED]
                        PREFERRED INCOME OPPORTUNITY FUND

                                   SEMI-ANNUAL
                                     REPORT

                                  MAY 31, 2000
                        web site: www.preferredincome.com